UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 October 3, 2000
                Date of Report: (Date of earliest event reported)



                    Computer Associates International, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                  1-9247                      13-2857434
(State or Other Jurisdiction     (Commission                   (IRS Employer
       of incorporation)         File Number)                Identification No.)



One Computer Associates Plaza, Islandia, New York                    11749
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (631) 342-5224

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On October 3, 2000 Computer Associates International, Inc. (the "Company") reported preliminary results for the quarter ended September 30, 2000. The Company expects operating earnings per share for the quarter ended September 30, 2000 will be between $.50 and $.54 per diluted share, excluding acquisition related amortization costs. The Company projects total contract value to be in the range of $1.67 billion and $1.70 billion compared to $1.605 billion recorded in the quarter ended September 30, 1999.

     Statements in this Item 5 contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the significant percentage of CA's quarterly sales consummated in the last few days of the quarter making financial predictions especially difficult and raising a substantial risk of variance in actual results; changes in industry accounting guidance; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; the risks associated with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either CA or its competition; risks associated with the entry into new markets such as professional services; the risks associated with integrating newly acquired businesses and technologies; increasing dependency on large dollar licensing transactions; delays in product delivery; reliance on mainframe capacity growth; the ability to recruit and retain qualified personnel; business conditions in the client/server and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness related activities; use of software patent rights to attempt to limit competition; fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; and other risks described in filings with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.

         (a)      Not applicable
         (b)      Not applicable.
         (c)      Exhibits.

                           99.1     Press Release dated October 3, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Computer Associates International, Inc.


Dated:   October 4, 2000             By:  /s/ Ira Zar
                                              Ira Zar
                                              Executive Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                                Exhibit

         99.1     Press Release dated October 3, 2000.